UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 9, 2007

CLEAN DIESEL TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-27432	06-1393453
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Suite 702, 300 Atlantic Street, Stamford, CT	06901
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number including area code:	(203) 327-7050

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 -  - Corporate Governance and Management

Item  5.03    Amendments to Articles of Incorporation or By-Laws; Change in Fiscal Year.

On August 9, 2007 the Board of Directors of the Registrant amended its By-Laws to add a new Section 5.8 to provide for the paperless direct registration of its capital stock.  The amendment is attached as Exhibit 3(ii) to this periodic report on Form 8-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clean Diesel Technologies, Inc.
By:	/S/ C. W. Grinnell
Charles W. Grinnell

Its: Secretary

Dated: August 15, 2007

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